EXHIBIT 99.1

CIRCOR Reports Second-Quarter 2015 Financial Results

Burlington, MA - July 28, 2015 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the second quarter ended July 5, 2015.

Second-Quarter 2015 Highlights

•	Q2 revenue of $167 million and adjusted EPS of $0.55

•	Aerospace & Defense margins up 80 basis points sequentially

•	Solid bookings for large international projects

•	Announcing closure of an Aerospace & Defense facility

•	Restructuring and cost reduction actions remain on track

•	Repurchased 953,000 shares of common stock for $53 million

“CIRCOR delivered second-quarter financial results at the high end of our expectations for both revenue and adjusted EPS,” said Scott Buckhout, President and Chief Executive Officer. “In our Energy segment, we reported solid orders in our long-cycle international projects business, and we expect this positive trend to continue. In addition, the integration of Schroedahl is progressing well and the team is focused on our growth opportunities.”

“We are turning the corner operationally in our Aerospace & Defense business with adjusted operating margins approaching 9%, up sequentially and versus prior year,” said Buckhout. “Consistent with our margin expansion and simplification strategy, we are announcing the closure of one of the two aerospace manufacturing facilities in Corona, California.”

The restructuring actions CIRCOR announced earlier this year in response to the Energy-related downturn are complete.

“During the quarter, we repurchased more than 953,000 shares for $53 million under our previously announced share repurchase program. We remain focused on increasing shareholder value by driving growth, expanding margins and improving cash flow with disciplined capital deployment,” concluded Buckhout.

Third-Quarter 2015 Guidance
For the third quarter of 2015, the Company will provide its guidance during the conference call later today.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, July 28, 2015, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share (diluted), adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations web site at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended		Six Months Ended
	July 5, 2015	June 29, 2014	July 5, 2015	June 29, 2014
Net revenues	$166,906	$207,884	$332,766	$419,070
Cost of revenues	116,112	148,184	229,323	294,731
GROSS PROFIT	50,794	59,700	103,443	124,339
Selling, general and administrative expenses	39,885	42,609	77,973	87,498
Special charges, net	3,310	1,257	4,821	100
OPERATING INCOME	7,599	15,834	20,649	36,741
Other expense (income):
Interest expense, net	805	891	1,446	1,809
Other (income), net	(104)	(384)	(610)	(853)
TOTAL OTHER EXPENSE, NET	701	507	836	956
INCOME BEFORE INCOME TAXES	6,898	15,328	19,813	35,785
Provision for income taxes	2,517	3,402	5,800	9,227
NET INCOME	$4,381	$11,926	$14,013	$26,558
Earnings per common share:
Basic	$0.26	$0.68	$0.81	$1.51
Diluted	$0.26	$0.67	$0.81	$1.50
Weighted average number of common shares outstanding:
Basic	16,828	17,665	17,245	17,643
Diluted	16,900	17,767	17,306	17,754
Dividends paid per common share	$0.0375	$0.0375	$0.0750	$0.0750

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (UNAUDITED)

	Six Months Ended
	July 5, 2015	June 29, 2014
OPERATING ACTIVITIES
Net income	$14,013	$26,558
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	7,150	8,185
Amortization	3,537	1,591
Compensation expense of share-based plans	4,122	4,020
Tax effect of share-based plan compensation	(287)	(971)
Loss (gain) on sale of property, plant and equipment	377	(54)
(Gain) on sale of business	(972)	—
Changes in operating assets and liabilities:
Trade accounts receivable, net	10,913	(23,705)
Inventories	(27,875)	3,600
Prepaid expenses and other assets	(10,475)	143
Accounts payable, accrued expenses and other liabilities	(8,869)	7,988
Net cash (used in) provided by operating activities	(8,366)	27,355
INVESTING ACTIVITIES
Additions to property, plant and equipment	(5,567)	(5,603)
Proceeds from the sale of property, plant and equipment	—	32
Proceeds from the sale of affiliate	2,759	—
Business acquisition, net of cash acquired	(79,983)	—
Net cash used in investing activities	(82,791)	(5,571)
FINANCING ACTIVITIES
Proceeds from long-term debt	202,380	81,910
Payments of long-term debt	(100,533)	(88,776)
Dividends paid	(1,308)	(1,341)
Proceeds from the exercise of stock options	70	237
Tax effect of share-based plan compensation	287	971
Purchases of common stock	(69,517)	—
Net cash provided by (used in) financing activities	31,379	(6,999)
Effect of exchange rate changes on cash and cash equivalents	(6,567)	(639)
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(66,345)	14,146
Cash and cash equivalents at beginning of year	121,372	102,266
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$55,027	$116,412

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	July 5, 2015	December 31, 2014
ASSETS	(unaudited)
CURRENT ASSETS:
Cash, cash equivalents and short term investments	$55,027	$121,372
Trade accounts receivable, less allowance for doubtful accounts of $10,195 and $9,536, respectively	144,183	156,738
Inventories	211,382	183,434
Prepaid expenses and other current assets	24,571	21,626
Deferred income tax asset	24,854	22,861
Total Current Assets	460,017	506,031
PROPERTY, PLANT AND EQUIPMENT, NET	91,779	96,212
OTHER ASSETS:
Goodwill	122,797	72,430
Intangibles, net	57,094	26,887
Deferred income tax asset	14,634	19,048
Restricted cash	904	1,255
Other assets	2,472	2,859
TOTAL ASSETS	$749,697	$724,722
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$82,061	$87,112
Accrued expenses and other current liabilities	61,339	65,223
Accrued compensation and benefits	19,336	24,728
Notes payable and current portion of long-term debt	7,450	8,423
Total Current Liabilities	170,186	185,486
LONG-TERM DEBT, NET OF CURRENT PORTION	106,628	5,261
DEFERRED INCOME TAXES	17,941	7,771
OTHER NON-CURRENT LIABILITIES	30,640	32,111
SHAREHOLDERS’ EQUITY:
Common stock	177	177
Additional paid-in capital	281,191	277,227
Retained earnings	263,341	250,635
Treasury stock	(69,517)	—
Accumulated other comprehensive loss, net of taxes	(50,890)	(33,946)
Total Shareholders’ Equity	424,302	494,094
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$749,697	$724,722

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Six Months Ended
	July 5, 2015	June 29, 2014	July 5, 2015	June 29, 2014
ORDERS (1)(3)
Energy	$111.4	$148.8	$254.5	$296.1
Aerospace & Defense	30.3	40.3	69.5	77.5
Total orders	$141.7	$189.1	$324.0	$373.6

BACKLOG (2)(3)	July 5, 2015	June 29, 2014
Energy	$248.0	$260.3
Aerospace & Defense	96.3	131.7
Total backlog	$344.3	$392.0

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.
Note 3: Three and six months ended June 29, 2014 orders and backlog amounts exclude business divestitures in both the Energy and Aerospace & Defense segments.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
NET REVENUES
Energy	$162,587	$160,580	$157,658	$172,432	$653,257	$127,586	$127,230	$254,816
Aerospace & Defense	48,599	47,304	46,160	46,126	188,189	38,274	39,676	77,950
Total	$211,186	$207,884	$203,818	$218,558	$841,446	$165,860	$166,906	$332,766
ADJUSTED OPERATING MARGIN
Energy	13.8%	14.6%	16.9%	14.3%	14.9%	13.8%	13.4%	13.6%
Aerospace & Defense	9.1%	7.1%	5.0%	5.3%	6.6%	8.0%	8.8%	8.4%
Segment operating margin	12.7%	12.9%	14.2%	12.4%	13.0%	12.4%	12.3%	12.4%
Corporate expenses	(3.4)%	(2.2)%	(2.8)%	(2.7)%	(2.8)%	(3.6)%	(3.3)%	(3.5)%
Adjusted operating margin	9.4%	10.7%	11.4%	9.6%	10.2%	8.8%	9.0%	8.9%
Restructuring related inventory charges	—%	2.5%	1.4%	—%	0.9%	—%	1.2%	0.6%
Impairment charges	—%	—%	—%	0.3%	0.1%	—%	—%	—%
Special restructuring charges	0.4%	0.6%	0.2%	1.2%	0.6%	0.9%	1.9%	1.4%
Special acquisition amortization	—%	—%	—%	—%	—%	—%	1.3%	0.6%
Special other charges, net of recoveries	(0.9)%	—%	—%	4.3%	0.9%	—%	—%	—%
Total GAAP operating margin	9.9%	7.6%	9.7%	3.7%	7.7%	7.9%	4.6%	6.2%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share and percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ADJUSTED OPERATING INCOME
Energy	$22,462	$23,502	$26,577	$24,575	$97,117	$17,550	$17,008	$34,558
Aerospace & Defense	4,426	3,362	2,295	2,425	12,508	3,045	3,494	6,539
Segment operating income	26,888	26,864	28,872	27,000	109,625	20,595	20,502	41,097
Corporate expenses	(7,137)	(4,634)	(5,678)	(5,965)	(23,415)	(6,034)	(5,478)	(11,512)
Adjusted operating income	19,750	22,231	23,194	21,035	86,210	14,561	15,024	29,585
Restructuring related inventory charges	—	5,139	2,850	—	7,989	—	2,005	2,005
Impairment charges	—	—	—	726	726	—	—	—
Special restructuring charges	786	1,257	478	2,725	5,246	1,512	3,231	4,743
Special acquisition amortization	—	—	—	—	—	—	2,110	2,110
Special other charges, net of recoveries	(1,943)	—	—	9,434	7,491	(1)	79	78
Total GAAP operating income	20,907	15,835	19,866	8,150	64,757	13,050	7,599	20,649
INTEREST EXPENSE, NET	(918)	(891)	(436)	(407)	(2,652)	(640)	(805)	(1,446)
OTHER INCOME (EXPENSE), NET	468	384	(419)	722	1,156	506	104	610
PRETAX INCOME	20,457	15,328	19,012	8,465	63,261	12,916	6,898	19,813
(PROVISION) FOR BENEFIT FROM INCOME TAXES	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)	(2,517)	(5,800)
EFFECTIVE TAX RATE	28.5%	22.2%	22.8%	(8.2)%	20.4%	25.4%	36.5%	29.3%
NET INCOME	$14,632	$11,926	$14,675	$9,155	$50,386	$9,632	$4,381	$14,013
Weighted Average Common Shares Outstanding (Diluted)	17,741	17,767	17,779	17,782	17,768	17,712	16,900	17,306
EARNINGS PER COMMON SHARE (Diluted)	$0.82	$0.67	$0.83	$0.51	$2.84	$0.54	$0.26	$0.81
ADJUSTED EBITDA	$25,073	$27,536	$27,530	$26,789	$106,927	$19,298	$19,495	$38,793
ADJUSTED EBITDA AS A % OF SALES	11.9%	13.2%	13.5%	12.3%	12.7%	11.6%	11.7%	11.7%
CAPITAL EXPENDITURES	$2,670	$2,933	$3,297	$3,910	$12,810	$1,983	$3,584	$5,567

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
FREE CASH FLOW AS % OF NET INCOME	98%	62%	96%	243%	115%	(191)%	102%	(99)%
FREE CASH FLOW	$14,387	$7,365	$14,015	$22,249	$58,016	$(18,415)	$4,482	$(13,933)
ADD:
Capital Expenditures	2,670	2,933	3,297	3,910	12,810	1,983	3,584	5,567
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$17,057	$10,298	$17,312	$26,159	$70,826	$(16,432)	$8,066	$(8,366)
NET DEBT (CASH)	$(66,056)	$(72,982)	$(80,829)	$(107,688)	$(107,688)	$(66,417)	$59,051	$59,051
ADD:
Cash & Cash Equivalents	122,189	116,421	114,671	121,372	121,372	103,963	55,027	55,027
TOTAL DEBT	$56,133	$43,439	$33,842	$13,684	$13,684	$37,546	$114,078	$114,078
DEBT AS % OF EQUITY	11%	9%	7%	3%	3%	8%	27%	27%
TOTAL DEBT	56,133	43,439	33,842	13,684	13,684	37,546	114,078	114,078
TOTAL SHAREHOLDERS' EQUITY	$492,601	$507,363	$508,035	$494,093	$494,093	$463,103	$424,302	$424,302

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ADJUSTED OPERATING INCOME	$19,750	$22,230	$23,194	$21,035	$86,210	$14,561	$15,024	$29,585
LESS:
Restructuring related inventory charges	—	5,139	2,850	—	7,989	—	2,005	2,005
Impairment charges	—	—	—	726	726	—	—	—
Special restructuring charges	786	1,257	478	2,725	5,246	1,512	3,231	4,743
Special acquisition amortization	—	—	—	—	—	—	2,110	2,110
Special other charges, net of recoveries	(1,943)	—	—	9,434	7,491	(1)	79	78
OPERATING INCOME	$20,907	$15,834	$19,866	$8,150	$64,757	$13,050	$7,599	$20,649

ADJUSTED NET INCOME	$13,916	$16,090	$16,827	$19,188	$66,019	$10,564	$9,357	$19,921
LESS:
Restructuring related inventory charges, net of tax	—	3,316	1,839	—	5,155	—	1,339	1,339
Impairment charges, net of tax	—	—	—	726	726	—	—	—
Special restructuring charges, net of tax	508	848	313	1,763	3,432	1,079	2,175	3,254
Special acquisition amortization, net of tax	—	—	—	—	—	—	1,409	1,409
Special other charges, net of recoveries, net of tax	(1,224)	—	—	7,544	6,320	(147)	53	(94)
NET INCOME	$14,632	$11,926	$14,675	$9,155	$50,386	$9,632	$4,381	$14,013

ADJUSTED EARNINGS PER SHARE (Diluted)	$0.78	$0.91	$0.95	$1.08	$3.72	$0.60	$0.55	$1.15
LESS:
Restructuring related inventory charges, net of tax	—	0.19	0.10	—	0.29	—	0.08	0.08
Impairment charges, net of tax	—	—	—	0.04	0.04	—	—	—
Special restructuring charges, net of tax	0.03	0.05	0.02	0.10	0.20	0.06	0.13	0.19
Special acquisition amortization, net of tax	—	—	—	—	—	—	0.08	0.08
Special other charges, net of recoveries, net of tax	(0.07)	—	—	0.42	0.35	—	—	—
EARNINGS PER COMMON SHARE (Diluted)	$0.82	$0.67	$0.83	$0.51	$2.84	$0.54	$0.26	$0.81

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
EBITDA	$26,230	$21,140	$24,202	$13,904	$85,475	$17,787	$14,180	$31,966
LESS:
Interest expense, net	(918)	(891)	(436)	(407)	(2,652)	(640)	(805)	(1,445)
Depreciation	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)	(3,521)	(3,650)	(7,171)
Amortization	(786)	(805)	(776)	(749)	(3,116)	(710)	(2,827)	(3,537)
(Provision) for benefit from income taxes	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)	(2,517)	(5,800)
NET INCOME	$14,632	$11,926	$14,675	$9,155	$50,386	$9,632	$4,381	$14,013
ADJUSTED EBITDA	$25,073	$27,536	$27,530	$26,789	$106,927	$19,298	$19,495	$38,792
LESS:
Restructuring related inventory charges, net of tax	—	(5,139)	(2,850)	—	(7,989)	—	(2,005)	(2,005)
Impairment charges	—	—	—	(726)	(726)	—	—	—
Special restructuring charges	(786)	(1,257)	(478)	(2,725)	(5,246)	(1,512)	(3,231)	(4,743)
Special other charges, net of recoveries	1,943	—	—	(9,434)	(7,491)	1	(79)	(78)
Interest expense, net	(918)	(891)	(436)	(407)	(2,652)	(640)	(805)	(1,445)
Depreciation	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)	(3,521)	(3,650)	(7,171)
Amortization	(786)	(805)	(776)	(749)	(3,116)	(710)	(2,827)	(3,537)
(Provision) for benefit from income taxes	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)	(2,517)	(5,800)
NET INCOME	$14,632	$11,926	$14,675	$9,155	$50,386	$9,632	$4,381	$14,013

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES EXCLUDING DIVESTITURES	$198,204	$194,349	$189,705	$207,970	$790,228
ADD:
Energy divestiture	10,554	10,037	10,667	8,465	39,723
Aerospace & Defense divestiture	2,428	3,498	3,446	2,123	11,495
NET REVENUES	$211,186	$207,884	$203,818	$218,558	$841,446
ADJUSTED EARNINGS PER SHARE EXCLUDING DIVESTITURES (Diluted)	0.79	0.88	0.89	1.05	3.61
ADD:
Divestitures	(0.01)	0.03	0.06	0.03	0.11
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.78	$0.91	$0.95	$1.08	$3.72